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                        SUPPLEMENT DATED JANUARY 3, 2006
                      TO PROSPECTUS FOR JOHN HANCOCK TRUST
                              DATED APRIL 30, 2005

LARGE CAP GROWTH TRUST

         Management of the Trust has recommended to the Board of Trustees of the Trust that the Large Cap Growth Trust be combined into the Capital Appreciation Trust.

         The proposal to combine these portfolios requires both the approval of the Board of Trustees of the Trust and the shareholders of the Large Cap Growth Trust. If the transaction is approved by the Board and the shareholders of the Large Cap Growth Trust, it is expected that it will take place immediately after the close of business on or about April 28, 2006.

EMERGING SMALL COMPANY TRUST
EMERGING GROWTH TRUST

         Management of the Trust has recommended to the Board of Trustees of the Trust the following subadviser changes:

PORTFOLIO                                CURRENT SUBADVISER                      PROPOSED SUBADVISER
Emerging Small Company Trust             Franklin Advisers, Inc.                 RCM Capital Management LLC

Emerging Growth Trust                    MFC  Global   Investment                Sovereign Asset Management LLC
                                         Management (U.S.A.) Limited


The proposed subadviser changes require the approval of the Board of Trustees of the Trust and, in the case of the Emerging Growth Trust, the approval of the shareholders of the Emerging Growth Trust. If the subadviser changes are approved by the Board and, in the case of the Emerging Growth Trust, by the shareholders of this portfolio, it is expected that the changes will take place effective on or about April 28, 2006.

ACTIVE BOND TRUST
STRATEGIC INCOME TRUST

Effective December 31, 2005, the portfolio management teams of John Hancock Advisers LLC ("JHA") that manage the Strategic Income Trust and a portion of the Active Bond Trust (the "Portfolios") were reassigned from John Hancock Advisers LLC ("JHA") to Sovereign Asset Management LLC ("Sovereign"). Both JHA and Sovereign are affiliates of John Hancock Investment Management Services, LLC, the adviser to the Portfolios (the "Adviser"), and JHA, Sovereign and the Adviser are each controlled by Manulife Financial Corporation. As a result of this reassignment, effective December 31, 2005, the subadvisory agreement relating to the Portfolios was transferred by JHA to Sovereign (the "Transfer"). JHA and Sovereign have advised that the Transfer will not affect the subadvisory services provided to the Portfolios, the same personnel who managed the Portfolios before the Transfer will continue to manage the Portfolios after the Transfer and JHA will remain liable in the event that Sovereign fails to comply with the terms of the subadvisory agreement. The Transfer will not result in any change in the advisory or subadvisory fee rate for either Portfolio.



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CLASSIC VALUE TRUST

The current portfolio managers for the Classic Value Trust are: Richard S. Pzena, John P. Goetz and A. Rama Krishna. Effective January 3, 2006, Antonio DeSpirito will replace A. Rama Krishna as a portfolio manager of the Trust. Messrs. Pzena and Goetz will continue to manage the portfolio together with Mr. DeSpirito. Mr. DeSpirito joined Pzena Investment Management, LLC as a Senior Research Analyst in 1998 and is currently Principal, Director of Research, Portfolio Manager.